March 10, 2023

Dear Stockholders:

You are cordially invited to attend the virtual 2023 Annual Meeting of Stockholders of Superior Energy Services, Inc. virtually on April 12, 2023 at 9:00 a.m. Central Time.

The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement.

Your vote is important. Please cast your vote as soon as possible by completing and returning your proxy card in the postage-prepaid envelope so that your shares are represented. Your vote will mean that you are represented at the Annual Meeting regardless of whether or not you attend. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares then.

Sincerely,

/s/ Brian Moore

Chief Executive Officer

Notice of 2023 Annual Meeting of Stockholders

To be held on April 12, 2023

To the Stockholders of Superior Energy Services, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Superior Energy Services, Inc., a Delaware corporation (the “Company”), will be held virtually at https://web.lumiagm.com/231541698 on April 12, 2023 at 9:00 a.m. Central Time for the following purposes:

1.
to elect the seven candidates as directors of Superior Energy Services, Inc., each to serve until his successor has been elected and qualified, or until his earlier death, resignation or removal; and
2.
to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders of record who owned stock of the Company at the close of business on March 9, 2023 (the “Record Date”) can vote at this meeting or any adjournments that take place. To attend the meeting, go to https://web.lumiagm.com/231541698. If you are a stockholder of record as of the Record Date for the annual meeting, you should click on “I have a login,” enter the control number found on your proxy card or Notice of Internet Availability of Proxy Materials you previously received and enter the password “superior2023” (the password is case sensitive).

The Board of Directors recommends that you vote FOR the election of the seven director candidates named in the Proposal of the Proxy Statement.

2023 Annual Stockholder Meeting

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE USING THE VOTING METHOD DESCRIBED IN “INFORMATION ABOUT THE PROXY PROCESS AND VOTING” IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

/s/ Chelsea Gaw, Secretary

March 10, 2023

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

March 10, 2023

We have made available our proxy materials because the Board of Directors (the “Board”) of Superior Energy Services, Inc. (referred to herein as the “Company,” “we,” “us” or “our”) is soliciting your proxy to vote at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on April 12, 2023, at 9:00 a.m. Central Time, at https://web.lumiagm.com/231541698.

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This Proxy Statement summarizes information about the proposal to be considered at the Annual Meeting and other information you may find useful in determining how to vote.
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The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names.

INFORMATION ABOUT THE PROXY PROCESS AND VOTING

Why am I receiving these materials?

We have made this Proxy Statement and Proxy Card available to you on the internet or have delivered printed proxy materials to you because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the virtual Annual Meeting at https://web.lumiagm.com/231541698 to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the Proxy Card, or follow the instructions below to submit your proxy over the internet.

This Proxy Statement, the Notice of Annual Meeting and the accompanying Proxy Card were first made available for access by our stockholders on or about March 10, 2023 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. If you are a stockholder of record as of March 9, 2023, you may vote during the Annual Meeting. Alternatively, you may vote by proxy by using the accompanying Proxy Card or vote by telephone or internet. We encourage you to vote by proxy ahead of the Annual Meeting to ensure your vote is counted.

To vote using the Proxy Card, simply complete, sign and date the accompanying Proxy Card and return it promptly in the envelope provided. To vote over the internet or by telephone, follow the instructions on the Proxy Card. In order for your vote to count, the Company must receive it by 11:55 pm EST on April 11, 2023.

How do I vote?

You may either vote “For” all of the director candidates to the Board or you may “Withhold” your vote for any candidate you specify. You will be able to vote directly through Lumi's platform once the polls are open by clicking the vote tab on your screen and selecting how you would like to vote in accordance with each resolution.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

How do I ask questions?

Questions may be submitted directly on the Lumi platform by selecting the message icon at the top left of your screen, typing your message, then clicking the “send” icon to the right of the message box.

Questions may be moderated by the meeting organizer before being passed to the responder. You should also note that submitting a question will not guarantee that your question will be answered. Although we may respond to questions during the meeting, we encourage you to provide us with your contact information, as we may decide to respond to you directly after the meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What if I return a proxy card but do not make specific choices?

If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, your shares will be voted “For” the election of each of the seven director candidates. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.

What does it mean if I receive more than one set of materials?

If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards.

Can I change my vote after submitting my materials?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, and would like to revoke your proxy:

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You may submit another properly completed proxy with a later date.
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You may send a written notice that you are revoking your proxy to the Company’s address listed in the Notice of the Meeting, c/o Chelsea Gaw, our Secretary.
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You may attend the Annual Meeting and submit your vote at the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your prior proxy.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of a majority of the total voting power of all outstanding capital stock of the Company entitled to vote generally in the election of directors shall constitute a quorum for the transaction of business. Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Annual Meeting. If there is no quorum, either the chair of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting or represented by proxy, may adjourn the Annual Meeting to another time or place.

PROPOSAL: ELECTION OF DIRECTORS

As explained below in “Stockholders Agreement,” the size of our Board of Directors is seven, consisting of a single class of directors with each director being elected each year and each director serving a one year term. The directors hold their office until their respective successors are elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal.

If elected at the Annual Meeting, each of the candidates for election as directors would serve until their successor is duly elected and qualified, or until their earlier death, resignation (which may be as a result of the terms of the Stockholders Agreement) or removal. The composition of the Board of Directors, including its total size, is determined by the Stockholders Agreement.

The following table sets forth information for the candidates who are currently standing for election:

NAME	POSITION	AGE	DIRECTOR SINCE
Joseph Citarrella	Director	36	2021
Daniel E. Flores	Director	52	2021
Michael Y. McGovern	Executive Chairman	71	2021
Brian K. Moore	Director, President, Chief Executive Officer	66	2022
Julie J. Robertson	Director	67	2021
Krishna Shivram	Director	60	2021
Timothy J. Winfrey	Director	62	2021

Set forth below is biographical information for the candidates.

Joseph Citarrella

Currently a Managing Principal for Monarch Alternative Capital LP, a private investment firm. From 2008 to 2012, Mr. Citarrella was an Associate at Goldman Sachs in the Global Investment Research equity group covering the integrated oil, exploration and production, and refining sectors. From 2017 to 2018, Mr. Citarrella served as nonexecutive Chairman of the Board of Vanguard Natural Resources, Inc., a Houston based independent oil and gas company. From 2018 to 2019, Mr. Citarrella served as an independent director for Resolute Energy. Mr. Citarrella is a designated director of Monarch.

Daniel E. Flores

Currently a Partner at GoldenTree Asset Management LP, an employee-owned global asset management firm. Mr. Flores served as Senior Vice President of Avenue Capital Group from 2008 to 2013. Previously, Mr. Flores worked in the Restructuring and Finance Group at Lehman Brothers and as an analyst at Merrill Lynch. Mr. Flores is a designated director of GoldenTree.

Michael Y. McGovern

Currently our Executive Chairman. Mr. McGovern also serves as a director of Cactus, Inc. and previously served as a director of ION Geophysical Corporation and Nuverra Environmental Services. Mr. McGovern has more than 40 years of experience in the energy industry having served as a director and an executive at multiple public and private companies.

Julie J. Robertson

Served as the Executive Chairwoman of Noble Corporation and previously served as Chairwoman of the Board, President and Chief Executive Officer from January 2018 until her retirement in May 2020. From 2001 to 2018, Ms. Robertson served in various other management roles for Noble Corporation and its subsidiaries. Ms. Robertson served continuously as Corporate Secretary of Noble Corporation from 1993 until assuming the Chairwoman’s role in 2018 and served as Chairwoman at the time of the filing by Noble Corporation and certain other debtors of voluntary petitions for reorganization pursuant to chapter 11 of the United States Code on July 31, 2020. Ms. Robertson resigned as Chairwoman of Noble Corporation in 2021. Ms. Robertson is also Chairman of the Board and Remuneration Committee of Seadrill Limited, a director of EOG Resources, Inc. and a trustee of Spindletop Charities, Inc. In 2020, Ms. Robertson was elected the first female Chair of the International Association of Drilling Contractors. Ms. Robertson serves as the Chairman of our Compensation Committee. Ms. Robertson is a designated director of GoldenTree.

Krishna Shivram

Has over 31 years of experience spread across financial and management positions in the oil and gas industry in the United States, Middle East, Europe and India. Mr. Shivram serves as a director of Allison Transmission Holdings Inc. and Ranger Energy Services Inc. He is also Managing Partner of Veritec Ventures LLC, a venture capital firm focused on making energy transition and climate tech investments. Mr. Shivram served as Chief Executive Officer of Sentinel Energy Services Inc. from 2017 to 2020. Prior to that, Mr. Shivram served as a director of Gulfmark Offshore from 2017 to 2018 and held executive positions, including CFO and interim CEO at Weatherford International Plc and VP Treasurer at Schlumberger Limited. Mr. Shivram serves as the Chairman of our Audit Committee.

Timothy J. Winfrey

Currently a Senior Advisor to LeBaronBrown Industries LLC, an investment organization designed to support the long-term growth of industry-leading operating businesses. Mr. Winfrey served as Vice President - Energy Systems and Controls of Roper Technologies Inc. from 2002 to 2015. From 2001 to 2002, Mr. Winfrey served as President of Ingersoll-Rand Company's Commercial and Retail Air Solutions business, prior to which he was Vice President and general manager of Ingersoll-Rand's Reciprocating Compressor division. Prior to that, Mr. Winfrey held various corporate development and general management positions with Owens Corning, Eaton Corporation and British Petroleum Company Plc.

Brian K. Moore

Currently our President and Chief Executive Officer and a member of the Board of Directors since January 2022. Mr. Moore has previously served as our Executive Vice President of Corporate Services from April 2016 to January 2022, and as our Senior Executive Vice President of North America Services from February 2012 to March 2016. Prior to that, Mr. Moore held executive positions at Complete Production Services and Integrated Production Services.

The Board recommends that a vote FOR the election of each of the above-named candidates.

CORPORATE GOVERNANCE

Board Composition

The Board of Directors of the Company presently comprises seven directors, including Joseph Citarrella, Daniel E. Flores, Michael Y. McGovern, Brian K. Moore, Julie J. Robertson, Krishna Shivram, and Timothy J. Winfrey.

Our Bylaws provide that the number of directors shall be fixed from time to time by a resolution of our Board of Directors. As explained below, the Stockholders Agreement fixes the size of the Board at seven members.

Committees of the Board of Directors

Our Board has two standing committees: the Audit Committee and the Compensation Committee. Each of the committees reports to the Board as they deem appropriate and as the Board may request.

Audit Committee

The Company’s Audit Committee is directly responsible for the appointment, compensation, retention, termination, and oversight of the work of any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Committee is also responsible for overseeing the Company’s risk management and internal audit activities, as well as working with management to prepare and recommend to the Board for determination the format of periodic financial disclosures.

All members of the Board serve on the Audit Committee, with Krishna Shivram serving as the chair of the committee.

Compensation Committee

Our Compensation Committee reviews and recommends the compensation of the Chief Executive Officer and each of the Company’s other executive officers. This Committee also, in consultation with management, periodically reviews the Company’s compensation policies and plans, and indemnification and insurance policies for directors and officers.

All members of the Board serve on the Compensation Committee, with Julie J. Robertson serving as the chair of the committee.

STOCKHOLDERS AGREEMENT

Pursuant to the Company’s Stockholders Agreement, dated February 2, 2021 and as amended, by and among the Company and the stockholders party thereto (the “Stockholders Agreement”), the Board shall be comprised of seven directors, initially including:

o
the individual who is the Chief Executive Officer of the Company;
o
two designees of the GoldenTree Stockholders, subject to certain ownership thresholds;
o
one designee of the Monarch Stockholders, subject to certain ownership thresholds; and
o
three individuals who are elected by the stockholders (the “Majority Directors”).

Should the ownership of the GoldenTree Stockholders cease to be at least 20% (but is at least 10%), the GoldenTree Stockholders shall take all actions necessary or appropriate to cause one GoldenTree designee to immediately resign. Should the ownership of the GoldenTree Stockholders cease to be at least 10%, the GoldenTree Stockholders shall take all actions necessary or appropriate to cause the remaining GoldenTree designee to immediately resign.

Should the ownership of the Monarch Stockholders cease to be at least 10%, the Monarch Stockholders shall take all actions necessary or appropriate to cause the Monarch designee to immediately resign.

The designees of the GoldenTree Stockholders and the designee of the Monarch Stockholders shall each be referred to herein as a “Stockholder Designee”. In the event that one of these holders’ ownership share in the Company falls below the applicable threshold, such holder will cause its Stockholder Designee to promptly resign and such vacancy will be filled as a Majority Director seat. After being initially designated, Majority Directors may be removed and replaced at any time by the stockholders who hold a majority of the Class A common stock. With the exception of the Majority Directors, each Stockholder Designee may be removed and replaced only with the consent of the holder entitled to designate such Stockholder Designee, subject to applicable ownership thresholds.

Pursuant to the Stockholders Agreement, each stockholder shall vote all of its Class A common stock or execute proxies in order to ensure that the composition of the Board is as set forth above.

The Company’s Chief Executive Officer, who is currently standing for election, is Brian K. Moore. The Stockholder Designees of the GoldenTree Stockholders currently standing for election are Daniel E. Flores and Julie J. Robertson. The Stockholder Designee of the Monarch Stockholders currently standing for election is Joseph Citarrella. The three Majority Directors standing for election are Michael Y. McGovern, Krishna Shivram, and Timothy J. Winfrey.

REQUISITE VOTE

All of the candidates will be elected by a plurality of the votes of the shares of capital stock of the Company present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

ADDITIONAL INFORMATION

Other Matters

As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.

By Order of the Board of Directors

/s/ Michael McGovern

Executive Chairman